December 12, 2013

Supplement

SUPPLEMENT DATED DECEMBER 12, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY EUROPEAN EQUITY FUND INC.
Dated February 28, 2013

The third sentence of the first paragraph of the section of the Prospectus entitled "Shareholder Information—How To Sell Shares—Redemption Fee" is hereby deleted and replaced with the following:

The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, including redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSPT-1213